SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                        Date of Report: December 13, 2005

                         Corgenix Medical Corporation
            (Exact Name of registrant as specified in its charter)

         Nevada                  000-24541                  93-1223466
     (State or other       ommission File Number)        I.R.S. Employer
      jurisdiction                                     Identification No.)
    of incorporation)     C

                               12061 Tejon Street
                           Westminster, Colorado 80234
          (Address, including zip code, of principal executive offices)

                                (303) 457-4345 (Registrant's telephone number
             including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 - Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  -Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)
  -Pre-commencement communications pursuant to Rule 14d-2(b) under the
   Exchange Act (17 CFR 240.14d-2(b))
  -Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01  Regulation FD Disclosure

      On December 14, 2005, Corgenix Medical Corporation management will meet with shareholders at its annual shareholders meeting. A copy of the presentation materials of the company's President and Chief Executive Officer to be were used at that meeting is filed as Exhibit 99.1 hereto.

ITEM 9.01  Financial Statements and Exhibits

a) Not applicable.

b) Not applicable.

c) Exhibits:
           99.1 Shareholder presentation material of the President and Chief Executive Officer of Corgenix Medical Corporation used on December 14, 2005.

Safe Harbor Statement

Statements in this report that are not strictly historical facts are "forward looking" statements (identified by the words "believe", "estimate", "project", "expect" or similar expressions) within the meaning of the Private Securities Litigation Reform Act of 1995. These statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Factors that would cause or contribute to such differences include, bus are not limited to, continued acceptance of the Company's products and services in the marketplace, competitive factors, changes in the regulatory environment, and other risks detailed in the Company's periodic report filings with the Securities and Exchange Commission. The statements in this report are made as of today, based upon information currently known to management, and the Company does not undertake any obligation to publicly update or revise any forward-looking statements.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


CORGENIX MEDICAL CORPORATION


Date:  December 13, 2005         By: /s/ Douglass T. Simpson
                                 ---------------------------------
                                 Douglass T. Simpson, President and
                                 Chief Executive Officer

                                  EXHIBIT 99.1

Slide 1:

Agenda:

-Review of Corporate Goals
-Product Strategies
-Review of Fiscal Year 2005 Results
-Financial Results
-Achievements and Disappointments
-Fiscal Year 2006 Plan
-Plan for 2007-2010

Slide 2:

Corporate Goals:

-Financial Strength
-Consistent Growth in Revenues and Profitability
-Shareholder Liquidity
-Product Quality

Slide 3:

Product Strategies:

-Base business
-Hyaluronic Acid
-Antiphospholipids
-Vascular Diseases
-Autoimmune
-Growth Opportunities
-Hyaluronic Acid
-AtherOx (Ox LDL - B2GP1)
-Aspirin Resistance
-Fibromyalgia (chronic pain syndrome)
-Arenaviruses ELISA

Slide 4:

Strategic Alliances

Slide 5:

FY 2005 Financial Performance:



--------------------------------------------------------------------------------
                                Fiscal Year Ended         Fiscal Year Ended
                                     6/30/05                   6/30/04
                                     audited                   audited
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Sales                                $5,565                    $5,271
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Gross Profit                         $3,520                    $3,397
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Operating Income                      $124                       $43
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net Loss                             $(582)                    $(125)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
EBITDA                                $268                      $240
--------------------------------------------------------------------------------

Slide 6:

Balance Sheet Highlights

--------------------------------------------------------------------------------
                                At June 30, 2005          At June 30, 2004
                                    (audited)                 (audited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Cash                                 $1,282                     $469
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Working Capital                      $2,407                     $739
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Stockholder's Equity                 $2,459                     $588
--------------------------------------------------------------------------------


Slide 7:

FY 2005

-Accomplishments
-Revenue growth exceeded industry average
-Launched AtherOx program
-Major advancement in several important strategic programs
-Expanded US and international distribution network
-Closed institutional financing; restructured debt
-Strengthened management team -Reached level of positive operating income -Ended the year stronger financially
-Disappointments
-Hyaluronic acid product not yet FDA approved

Slide 8:

FY 2006 Goals

-Continue revenue growth at accelerated rate
-Demonstrate meaningful progress towards a strategic acquisition
-Continue improvement in operating income, EBITDA and overall financial strength -Move into larger manufacturing facilities providing increased efficiencies -Launch several important strategic products
-Move stock price and trading volumes to the next level

Slide 9:

FY 2006 Performance to Date

-1st Quarter results
-Revenues up 26% over prior year
-Positive operating income
-Significant increase in stock trading volume
-NIH grant awarded
-On track for another record year in terms of sales and EBITDA

Slide 10:

FY 2006 1st Quarter Results

--------------------------------------------------------------------------------
                              Fiscal Quarter Ended      Fiscal Quarter Ended
                                     9/30/05                   9/30/04
                                   (unaudited)               (unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Sales                                $1,635                    $1,303
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Gross Profit                         $1,053                     $746
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Operating Income (loss)               $214                      $(86)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net Loss                             $(124)                    $(190)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
EBITDA                                $261                      $(40)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                   At Sept 30, 2005          At Sept. 30, 2004
Slide 11:                            (unaudited)               (unaudited)

Balance Sheet Highlights -
Q1


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Cash                                 $1,103                     $427
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Working Capital                      $2,377                     $542
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Stockholder's Equity                 $2,353                     $381
--------------------------------------------------------------------------------

Slide 12:

Plan for 2007-2010

-Continue double-digit revenue growth
-Achieve positive net income
-Move to listed exchange
-Drive significantly enhanced shareholder value
-Build on strategic partnerships
-Expand business through strategic acquisitions
-Maintain superior quality system to ensure full regulatory compliance